UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 5, 2013

Intermec, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

6001 36th Avenue West
Everett, Washington www.intermec.com	98203-1264
(Address of principal executive offices and internet site)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Intermec, Inc. (“we,” “our,” “Intermec” or the “Company”) is party to an Amended and Restated Credit Agreement dated as of January 14, 2011 (as amended through the date hereof, the “Credit Agreement”), with Wells Fargo Bank, National Association (“Wells Fargo Bank”). The Credit Agreement includes covenants requiring that we meet certain minimum financial performance thresholds, including “Adjusted EBITDA” (defined in the Credit Agreement as earnings before interest, income taxes, depreciation and amortization, adjusted for certain customary, non-cash items) thresholds and debt-to-EBITDA ratios.

On August 5, 2013, we entered into a Seventh Amendment to Amended and Restated Credit Agreement (the “Seventh Amendment”) with Wells Fargo Bank, modifying certain financial covenants contained in the Credit Agreement. The Seventh Amendment modifies the financial covenant related to minimum Adjusted EBITDA, reducing such minimum for each of the trailing twelve month periods ended with the first and second fiscal quarters of 2014, from $45 million to $35 million. The minimum Adjusted EBITDA remains unchanged at $45 million for the trailing twelve month periods ending as of the end of each subsequent fiscal quarter. The Seventh Amendment also modifies the calculation of Adjusted EBITDA by including transaction expenses incurred in connection with, or arising out of, our proposed acquisition by Honeywell International, Inc. (the “Merger”) among the amounts added back to earnings. Other than as contemplated by the Seventh Amendment, all other material terms and conditions of the Credit Agreement remain the same.

The foregoing description of the Seventh Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Seventh Amendment, which is filed as Exhibit 10.1 to this current report and is incorporated herein by reference. In addition:

•	a copy of the Credit Agreement is incorporated herein by reference as Exhibit 10.2,

•

a copy of the First Amendment to Amended and Restated Credit Agreement, dated as of March 3, 2011, by and between Intermec, Inc. and Wells Fargo Bank, National Association is incorporated herein by reference as Exhibit 10.3,

•

a copy of the Second Amendment to Amended and Restated Credit Agreement, dated as of December 21, 2011, by and between Intermec, Inc. and Wells Fargo Bank, National Association is incorporated herein by reference as Exhibit 10.4,

•

a copy of the Third Amendment to Amended and Restated Credit Agreement, dated as of February 2, 2012, by and between Intermec, Inc. and Wells Fargo Bank, National Association is incorporated herein by reference as Exhibit 10.5,

•

a copy of the Fourth Amendment to Amended and Restated Credit Agreement, dated as of April 30, 2012, by and between Intermec, Inc. and Wells Fargo Bank, National Association is incorporated herein by reference as Exhibit 10.6,

•

a copy of the Fifth Amendment to Amended and Restated Credit Agreement, dated as of October 31, 2012, by and between Intermec, Inc. and Wells Fargo Bank, National Association is incorporated herein by reference as Exhibit 10.7, and

•

a copy of the Sixth Amendment to Amended and Restated Credit Agreement, dated as of February 2, 2013, by and between Intermec, Inc. and Wells Fargo Bank, National Association is incorporated herein by reference as Exhibit 10.8.

Forward-Looking Statements

Statements made in this release and related statements that express Intermec’s or our management’s intentions, hopes, indications, beliefs, expectations, guidance, estimates, forecasts or predictions of the future constitute forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, and relate to matters that are not historical facts. The forward-looking statements contained herein include, without limitation, statements regarding: the potential acquisition of Intermec by Honeywell International Inc. pursuant to a merger agreement adopted by Intermec stockholders in March 2013 and whether or when such acquisition is completed following, among other things, applicable regulatory approvals. When used in this document and in documents it refers to, the words “anticipate,” “believe,” “will,” “intend,” “project” and “expect” and similar expressions as they relate to us or our management are intended to identify such forward-looking statements. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements, but we expressly disclaim any obligation to do so, even if our beliefs and expectations change.

Actual results may differ from those expressed or implied in our forward-looking statements. Such forward-looking statements involve and are subject to certain risks and uncertainties, which may cause our actual results to differ materially from those discussed in a forward-looking statement. These risk factors include, but are not limited to, risks and uncertainties associated with the receipt of applicable regulatory approval or clearance for the Merger and the timing of closing the Merger, if at all, and other risks and uncertainties described more fully in our reports filed or to be filed with the Securities and Exchange Commission including, but not limited to, our annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, which are available, among other places, at the investor relations tab of Intermec’s website, on our website at www.intermec.com (which website is not incorporated herein by reference).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Seventh Amendment to Amended and Restated Credit Agreement, dated as of August 5, 2013, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association.

10.2	Amended and Restated Credit Agreement, dated as of January 14, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.2 to Intermec’s current report on Form 8-K dated January 14, 2011 and incorporated herein by reference).

10.3	First Amendment to Amended and Restated Credit Agreement, dated as of March 3, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated March 3, 2011 and incorporated herein by reference).

10.4	Second Amendment to Amended and Restated Credit Agreement, dated as of December 21, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated December 21, 2011 and incorporated herein by reference).

10.5	Third Amendment to Amended and Restated Credit Agreement, dated as of February 2, 2012, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated February 2, 2012 and incorporated herein by reference).

10.6	Fourth Amendment to Amended and Restated Credit Agreement, dated as of April 30, 2012, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated April 30, 2012 and incorporated herein by reference).

10.7

Fifth Amendment to Amended and Restated Credit Agreement, dated as of October 31, 2012, by and between

Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated October 31, 2012 and incorporated herein by reference).

10.8

Sixth Amendment to Amended and Restated Credit Agreement, executed on February 14, 2013, by and between

Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated February 14, 2013 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermec, Inc.
(Registrant)

Date: August 8, 2013	By:	/s/ Robert J. Driessnack
Robert J. Driessnack
Senior Vice President, Chief Financial Officer

Intermec, Inc.

Exhibit Index

Exhibit Number	Description

10.1	Seventh Amendment to Amended and Restated Credit Agreement, dated as of August 5, 2013, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association.

10.2	Amended and Restated Credit Agreement, dated as of January 14, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.2 to Intermec’s current report on Form 8-K dated January 14, 2011 and incorporated herein by reference).

10.3	First Amendment to Amended and Restated Credit Agreement, dated as of March 3, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated March 3, 2011 and incorporated herein by reference).

10.4	Second Amendment to Amended and Restated Credit Agreement, dated as of December 21, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated December 21, 2011 and incorporated herein by reference).

10.5	Third Amendment to Amended and Restated Credit Agreement, dated as of February 2, 2012, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated February 2, 2012 and incorporated herein by reference).

10.6	Fourth Amendment to Amended and Restated Credit Agreement, dated as of April 30, 2012, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated April 30, 2012 and incorporated herein by reference).

10.7

Fifth Amendment to Amended and Restated Credit Agreement, dated as of October 31, 2012, by and between

Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated October 31, 2012 and incorporated herein by reference).

10.8

Sixth Amendment to Amended and Restated Credit Agreement, executed on February 14, 2013, by and between

Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated February 14, 2013 and incorporated herein by reference).